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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): October 6, 2004

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 Commission                33-0859354
 (State of other jurisdiction of     File Number:           (I.R.S. Employer
  Incorporation or organization       000-26505            Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

     Item 8.01 Other Events.

     On October 6, 2004 the Company issued a press release announcing the opening of its Murrieta branch. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.


Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number           Description
-------          -----------
99.1             Press Release dated October 6, 2004.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2004

                                           Community Bancorp Inc.



                                           By: /s/ Michael J. Perdue
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                                           Michael J. Perdue
                                           President and Chief Executive Officer